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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported) JUNE 20, 2006

                              PACIFIC ETHANOL, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                                           41-2170618
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(State or other jurisdiction                               (IRS Employer
     of incorporation)                                   Identification No.)

                                    000-21467
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                            (Commission File Number)

5711 N. WEST AVENUE, FRESNO, CALIFORNIA                         93711
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(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (559) 435-1771


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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        OTHER EVENTS.

     2006 ANNUAL MEETING OF STOCKHOLDERS
     -----------------------------------

         Pacific Ethanol, Inc. (the "Corporation") is preparing to hold its 2006 annual meeting of stockholders at 10:00 a.m. on September 7, 2006 at a location to be determined in Fresno, California. All holders of record of the Corporation's common stock and Series A Cumulative Redeemable Convertible Preferred Stock outstanding as of the close of business on July 21, 2006 will be entitled to vote at the annual meeting. Because the date of this year's annual meeting has been changed by more than 30 days from the date of last year's annual meeting, the Corporation's management desires to inform the Corporation's stockholders of the revised deadlines for stockholder proposals to be discussed and voted upon at the 2006 annual meeting.

         Proposals by stockholders that are intended for inclusion in the Corporation's proxy statement and proxy and to be presented at the Corporation's 2006 annual meeting must be delivered to the Secretary of the Corporation at the Corporation's principal executive offices by Friday, July 7, 2006 in order to be considered for inclusion in the Corporation's proxy materials. Those proposals may be included in the Corporation's proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing stockholder proposals as well as Section 2.14 of the Corporation's bylaws, as applicable, and as set forth below.

         For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received by, the Secretary of the Corporation at the Corporation's principal executive offices between Wednesday, June 21, 2006 and Friday, August 11, 2006. The notice must set forth as to each matter the stockholder proposes to bring before the meeting the information required in Section 2.14 of the Corporation's bylaws and otherwise comply with that Section, which provides as follows:

         2.14     NOMINATIONS AND PROPOSALS

                  Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at any meeting of stockholders only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the board of directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in these bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this
         Section 2.14; provided that stockholder nominations of persons for election to the board of directors of the Corporation at a special meeting may only be made if the board of directors has determined that directors are to be elected at the special meeting.

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                  For nominations or other business to be properly brought
         before a meeting of stockholders by a stockholder pursuant to clause
         (c) of the preceding sentence, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be delivered to the secretary of the Corporation not later than: (A) in the case of an annual meeting, the close of business on the forty-fifth (45th) day before the first anniversary of the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting of stockholders; provided, however, that if the date of the meeting has changed more than thirty (30) days from the date of the prior year's meeting, then in order for the stockholder's notice to be timely it must be delivered to the secretary of the Corporation a reasonable time before the Corporation mails its proxy materials for the current year's meeting; provided further, that for purposes of the preceding sentence, a "reasonable time" shall conclusively be deemed to coincide with any adjusted deadline publicly announced by the Corporation pursuant to Rule 14a-5(f) or otherwise; and (B) in the case of a special meeting, the close of business on the seventh (7th) day following the day on which public announcement is first made of the date of the special meeting. In no event shall the public announcement of an adjournment of a meeting of stockholders commence a new time period for the giving of a stockholder's notice as described above.

                  Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor thereto, "Exchange Act") and Rule 14a-11 thereunder (or any successor thereto) (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment); and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends (X) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (Y) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

                  The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation. Notwithstanding any provision of these bylaws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 2.14.

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                  For purposes of this Section 2.14, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, Reuters, Market Wire or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                  Notwithstanding the foregoing provisions of this Section 2.14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.14. Nothing in this Section
         2.14 shall be deemed to affect any rights (1) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act, if applicable to the Corporation, or (2) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the certificate of incorporation.

                  Except as otherwise provided by law, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.14 and, if any proposed nomination or business was not made or proposed in compliance with this Section 2.14, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 20, 2006             PACIFIC ETHANOL, INC.


                                 By: /S/ WILLIAM G. LANGLEY
                                     -------------------------------------------
                                     William G. Langley, Chief Financial Officer